UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-05921

The Turkish Investment Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York		10036
(Address of principal executive offices)		(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	July 31, 2015

Item 1.  Schedule of Investments.

The Fund’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

The Turkish Investment Fund, Inc.

Portfolio of Investments

Third Quarter Report

July 31, 2015 (unaudited)

	Shares	Value (000)
Common Stocks (96.4%)
Airlines (1.9%)
Pegasus Hava Tasimaciligi AS (a)	107,539	$947

Auto Components (2.2%)
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	381,549	1,137

Automobiles (4.0%)
Ford Otomotiv Sanayi AS	170,711	2,033

Banks (26.2%)
Turkiye Garanti Bankasi AS	2,424,548	7,175
Turkiye Halk Bankasi AS	819,437	3,578
Turkiye Sinai Kalkinma Bankasi AS	4,193,453	2,633
		13,386
Beverages (4.8%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	314,403	2,468

Building Products (2.1%)
Trakya Cam Sanayii AS	1,429,326	1,057

Commercial Services & Supplies (4.4%)
Adel Kalemcilik Ticaret ve Sanayi AS	99,080	2,269

Construction Materials (1.5%)
Akcansa Cimento AS	136,286	772

Diversified Financial Services (2.6%)
Haci Omer Sabanci Holding AS	390,191	1,335

Food Products (12.8%)
Tat Gida Sanayi AS (a)	1,545,704	3,849
Ulker Biskuvi Sanayi AS	488,036	2,712
		6,561
Household Durables (5.1%)
Arcelik AS	496,098	2,614

Industrial Conglomerates (4.0%)
Turkiye Sise ve Cam Fabrikalari AS	1,801,964	2,035

Insurance (1.8%)
Anadolu Hayat Emeklilik AS	468,296	894

Machinery (3.5%)
Turk Traktor ve Ziraat Makineleri AS	68,889	1,810

Oil, Gas & Consumable Fuels (9.2%)
Tupras Turkiye Petrol Rafinerileri AS (a)	182,166	4,733

Textiles, Apparel & Luxury Goods (1.7%)
Yunsa Yunlu Sanayi VE Ticare AS	566,066	860

Wireless Telecommunication Services (8.6%)
Turkcell Iletisim Hizmetleri AS	964,598	4,421

Total Common Stocks (Cost $49,477)		49,332
Short-Term Investment (3.9%)
Investment Company (3.9%)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (b) (Cost $2,000)	2,000,455	2,000
Total Investments (100.3%) (Cost $51,477) +		51,332
Liabilities in Excess of Other Assets (-0.3%)		(139)
Net Assets (100.0%)		$51,193

(a)	Non-income producing security.
(b)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administrative service fees paid by the Fund due to its investment in the Liquidity Funds. For the nine months ended July 31, 2015, advisory fees paid were reduced by approximately $2,000 relating to the Fund’s investment in the Liquidity Funds.

+

At July 31, 2015, the U.S. Federal income tax cost basis of investments was approximately $51,477,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was approximately $145,000 of which approximately $7,440,000 related to appreciated securities and approximately $7,585,000 related to depreciated securities.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	38.2%
Banks	26.1
Food Products	12.8
Oil, Gas & Consumable Fuels	9.2
Wireless Telecommunication Services	8.6
Household Durables	5.1
Total Investments	100.0%

*	Industries and/or investment types representing less than 5% of total investments.

The Turkish Investment Fund, Inc.

Notes to the Portfolio of Investments • July 31, 2015 (unaudited)

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors (the “Directors”). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value (“NAV”) as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$947	$—	$—	$947
Auto Components	1,137	—	—	1,137
Automobiles	2,033	—	—	2,033
Banks	13,386	—	—	13,386
Beverages	2,468	—	—	2,468
Building Products	1,057	—	—	1,057
Commercial Services & Supplies	2,269	—	—	2,269
Construction Materials	772	—	—	772
Diversified Financial Services	1,335	—	—	1,335
Food Products	6,561	—	—	6,561
Household Durables	2,614	—	—	2,614
Industrial Conglomerates	2,035	—	—	2,035
Insurance	894	—	—	894
Machinery	1,810	—	—	1,810
Oil, Gas & Consumable Fuels	4,733	—	—	4,733
Textiles, Apparel & Luxury Goods	860	—	—	860
Wireless Telecommunication Services	4,421	—	—	4,421
Total Common Stocks	49,332	—	—	49,332
Short-Term Investment
Investment Company	2,000	—	—	2,000
Total Assets	$51,332	$—	$—	$51,332

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of July 31, 2015, securities with a total value of approximately $43,312,000 transferred from Level 2 to Level 1. At July 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Item 2.  Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the Fund’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3.  Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Turkish Investment Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
September 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
September 22, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
September 22, 2015